Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Claude Resources (the “Company”) on Form 20-F for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rick Johnson, Vice President Finance and Chief Financial Officer of the Company hereby certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 30, 2014

By:	/ s / Rick Johnson
Chief Financial Officer and Vice President Finance